                                                                     EXHIBIT TC3


                             CROSS-REFERENCE TABLE


 TIA Section                                                               Indenture
 -----------                                                               ---------
   Section                                                                  Section
   -------                                                                  -------
310  (a) (1)                                                                 7.10

     (a) (2)                                                                 7.10

     (a) (3)                                                                 N.A.

     (a) (4)                                                                 N.A.

     (a) (5)                                                                 N.A.

     (b)                                                                  7.08; 7.10

     (c)                                                                     N.A.

311  (a)                                                                     7.11

     (b)                                                                     7.11

     (c)                                                                     N.A.

312  (a)                                                                     2.04

     (b)                                                                     13.03

     (c)                                                                     13.03

313  (a)                                                                     7.06

     (b) (1)                                                                 N.A.

     (b) (2)                                                                 7.06

     (c)                                                                     13.02

     (d)                                                                     7.06

314  (a)                                                                  4.02; 4.09

     (b)                                                                     N.A.

     (c) (1)                                                                 13.04

     (c) (2)                                                                 13.04

     (c) (3)                                                                 13.04

     (d)                                                                     N.A.

     (e)                                                                     13.05

     (f)                                                                     N.A.

315  (a)                                                                     7.01

     (b)                                                                  7.05; 13.02

     (c)                                                                     7.01

     (d)                                                                     7.01

     (e)                                                                     6.11

316  (a) (last sentence)                                                     13.06

     (a) (1) (A)                                                             6.05

     (a) (1) (B)                                                             6.04

     (a) (2)                                                                 N.A.

     (b)                                                                     6.07

     (c)                                                                     N.A.

317  (a) (1)                                                                 6.08

     (a) (2)                                                                 6.09

     (b)                                                                     2.05

318  (a)                                                                    13.01

     (b)                                                                     N.A.

     (c)                                                                     N.A.


N.A. means Not Applicable
                              _____________________

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.